Exhibit 32.2

Certification Pursuant

To 18 U.S.C. 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Cyanotech Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey H. Sakamoto, Vice President — Finance and Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act (15 U.S.C. 78m or 78o (d)); and

2)                                      The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:	November 12, 2004	/s/ Jeffrey H. Sakamoto
Jeffrey H. Sakamoto
Chief Financial Officer